                                                                   EXHIBIT 10.21


                                ONE KEARNY STREET

                            SAN FRANCISCO, CALIFORNIA

                             OFFICE LEASE AGREEMENT


Landlord:      Maria Chen

Tenant:        CRL Network Services, Inc., a California corporation

                             BASIC LEASE INFORMATION

Lease Date:                         The date of execution of this Lease by the latter of
                                    Landlord or Tenant, as set out on the signature page to
                                    the Lease.

Commencement Date:                  Sixty (60) calendar days after the Lease Date.

Landlord's Name:                    Maria Chen

Landlord's Address:                 c/o Antonio Valla, Esq.
                                    Gilliss & Valla
                                    685 Market Street, Suite 590
                                    San Francisco, CA  94105

Tenant's Name:                      CRL Network Services, Inc., a California corporation

Tenant's Address:                   One Kearny St., 5th Floor, San Francisco, CA 94108

Address of Premises:                One Kearny St., 10th Floor, San Francisco, CA
                                    94108

Description of Premises:            Approximately 4,650 rentable square feet
                                    consisting of
                                    the tenth (10th) floor of the Building

Initial Term:                       Three (3) years

Expiration Date:                    The date three (3) years after the Commencement
                                    Date

Options to Extend:                  One (1) option to extend the Term for a period of
                                    three (3) years

Annual Base Rent:                   $63,600.00

Monthly Base Rent:                  $5,300.00

Escalations:                        None, except for operating expense and tax increases
                                    above the Base Year

Rent During Option Period:          Fair market value rent, to be determined pursuant to
                                    Section 3 of the Lease.

Security Deposit                    $5,300.00

Permitted Use:                      General office use, as defined in Section 9 of
                                    the Lease.

Right of First Refusal              Tenant shall have a right of first refusal with
                                    respect to the eleventh (11th) floor of the Building,
                                    subject to the terms and conditions of this Lease.

       Exhibits:                    A.  Description of Premises
                                    B.  Tenant's Improvements
                                    C.  Estoppel Certificate
                                    D.  Rules and Regulations

        The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the above terms shall mean the respective information set forth opposite said term and shall be construed to incorporate by reference all of the terms provided under the particular Section of this Lease pertaining to said information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

                                         LANDLORD:


                                         /s/ Maria Chen
                                         ---------------------------------------
                                         Maria Chen

                                         Dated: December 5, 1995


                                         TENANT:

                                         CRL NETWORK SERVICES, INC.,
                                         a California corporation

                                         By: /s/ James Couch
                                         ---------------------------------------
                                         James Crouch, President

                                         Dated: December 5, 1995

                             OFFICE LEASE AGREEMENT

        This Office Lease Agreement (the "Lease") is made and entered into as of the date the last party signed hereon, between Maria Chen, an individual ("Landlord"), and CRL Network Services Inc., a California corporation ("Tenant").

                                    RECITALS

        A. Landlord owns that certain space consisting of approximately 4,650 rentable square feet, together with the fixtures, personal property and appurtenances thereto (the "Premises") on the tenth (10th) floor of the building located at and known as One Kearny Street, San Francisco, California (the "Building"), all as more particularly described on Exhibit A hereto.

        B. Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord, all on the terms and conditions set forth herein.

        C. Tenant currently leases premises (the "Current Premises") on the fifth (5th) floor of the Building pursuant to that certain Office Lease Agreement dated as of July 15, 1994, between Landlord and Tenant (the "Current Lease")

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

        1. Agreement to Lease Premises: Delivery of Possession.

               a. Lease Covenant. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, all on the terms and conditions set forth herein. Tenant acknowledges that the Premises are being leased "as is," and that Landlord or Landlord's agents or employees have not made any representation or warranty, whether oral or written, to Tenant with respect to the condition of the Premises. Tenant's taking possession of the Premises on the Commencement Date shall constitute Tenant's express acknowledgment that the Premises were delivered by Landlord in good condition and, in any event, in a condition acceptable to Tenant. Tenant further acknowledges that it has conducted its own due diligence investigation on both the Building and the Premises, and has satisfied itself as to each and every item and matter relevant to its decision to enter into this Lease, and that the Building and the Premises are suitable in all respects for the use intended. Tenant acknowledges that it is accepting the Premises "AS IS" and with all faults, except that Landlord represents to Tenant that the Premises are in compliance with current, applicable laws, rules and regulations, including, without limitation, the Americans with Disabilities Act. Tenant specifically agrees that Landlord has no duty to make any disclosures concerning the condition of the Building and the Premises and/or the fitness of the Building and the Premises for Tenant's intended use, and Tenant expressly waives any duty which Landlord may have to make any of said disclosures; provided, however, that Landlord represents that the Premises are serviced by a functioning heating and air conditioning system (including the two in-ceiling air conditioners) , that electrical plugs and


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
lights in the Premises are functioning, and that window coverings in the Premises, if any, are in working order

               b. Delivery of Possession. In the event that Landlord is unable to deliver possession of the Premises to Tenant by the Commencement Date, Tenant agrees that Landlord shall not be liable for any damage to Tenant and that this Lease shall not be void or voidable, but Tenant shall not be liable for any Rent, as defined below, until such time as Landlord tenders delivery of possession of the Premises to Tenant; provided, however, that if Landlord does not deliver possession of the Premises to Tenant on or before a date forty-five
(45) days after the Commencement Date, this Lease shall then become voidable at the option of either party upon ten (10) days' written notice to the other party.

               c. Antenna and Conduit License Subject to delivery of possession of the Premises as contemplated herein, and in view of Tenant's existing rights with respect to the Current Lease, Landlord hereby grants Tenant a license (the "License") to (i) install and use an antenna on the roof of the Building and to connect the same to the Premises, and (ii) connect the Premises to Tenant's offices at 49 Geary Street, Suite 211, San Francisco, California, by means of a conduit on the outside of the Building. The term of the License shall be concurrent with the Term of the Lease. Installation of the antenna and connection of the same to the Premises and installation of the conduit shall be made at Tenant's sole cost and expense. Said installation and the effectiveness of the License shall be subject to (i) Tenant first obtaining all necessary permits and licenses for installation and operation of the antenna and conduit, and (ii) Landlord's approval, not to be unreasonably withheld, of the location and placement of the antenna and the connection of the same to the Premises and the location, placement and appearance of the conduit. In determining whether to approve the location and placement of the antenna and conduit, Landlord may consider a variety of factors related to the size and appearance of the antenna and conduit and their proposed locations, including, without limitation, the aesthetic aspects of said antenna and conduit and, in the case of the antenna, its potential interference with Landlord's enjoyment of the private deck located on the 12th floor of the Building or the view from the same. As to the conduit, Tenant covenants to install the same in a professional manner and so as not to degrade the appearance of the Building. If approved and installed, for purposes of Tenant's insurance requirements hereunder, the antenna and its adjoining area, and the conduit, shall be considered part of the Premises.

               d. Construction Noise. Tenant acknowledges that for a period of time following the Commencement Date, the Landlord may conduct construction of improvements and remodeling of areas of the Building, and that noise, dust and other factors related to said construction may interfere with Tenant's full enjoyment of the Premises, and Tenant hereby consents to said interference, provide that Tenant is able to conduct its business in a reasonable manner.

               e. Termination of Current Lease. Effective on the Commencement Date, and subject to Tenant taking possession of the Premises and otherwise performing under this Lease, the Current Lease shall terminate and Tenant shall immediately return possession of the Current


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Premises to Landlord, along with the furniture rented by Tenant pursuant to the
Current Lease, all in accordance with the terms and conditions of the Current Lease.

               f. Signing Bonus. Upon execution of this Lease, and subject to Tenant making the payments described in Section 7 hereof, Landlord shall pay Tenant a Lease signing bonus in the amount of Thirty Thousand Dollars ($30,000).

        2. Initial Term. The Initial Term of this Lease shall begin on the Commencement Date and shall end on the Expiration Date, unless earlier terminated pursuant to the provisions hereof or extended pursuant to Section 3, below. The Initial Term and any extensions thereof shall be referred to collectively as the "Term."

        3. Option to Extend Term.

               a. Option to Extend. Subject to the provisions of this Section, Tenant, at Tenant's sole option, may extend the Term for one (1) additional period(s) of three (3) years (the "Option Period") by giving written notice to Landlord of its intention to do so no later than ninety (90) days prior to the Expiration Date. Annual Base Rent for the Option Period shall be determined in accordance with subsection b., below, and such determination shall be binding upon all parties

               b. Base Rent During Option Period. The Annual Base Rent for the first year of the Option Period shall be equal to the fair market value rent for the Premises as determined by independent appraisal (the "Extension Rent") in accordance with this subsection. Upon receipt by Landlord of written notice from Tenant of the exercise of its option to extend, Landlord shall appoint an independent appraiser for the purpose of determining the Extension Rent. The appraiser shall complete the appraisal forthwith and shall notify Landlord and Tenant in writing of the determination of the fair market value rent within fifteen (15) days after the date of the appointment. If said determination is disputed, Tenant, at Tenant's sole cost and expense, shall (i) notify Landlord in writing of such dispute, and (ii) within ten (10) days after the date of said notice, appoint a second independent appraiser who shall, in turn, conduct an appraisal and notify Landlord and Tenant in writing of the determination of the fair market value rent within fifteen (15) days after the date of the appointment. If the first two appraisers cannot agree on the fair market value Rent, they shall jointly appoint a third independent appraiser within ten (10) days after the determination by the second appraiser. The third appraiser shall then conduct an appraisal and shall notify Landlord and Tenant in writing of the determination of the fair market value rent within fifteen (15) days after the date of the appointment. The fair market value rent shall then be the average of the two closest appraisals. Landlord and Tenant shall share the cost of the third appraiser.

               c. Qualifications of Appraiser. Any appraiser appointed pursuant to this Section 3 shall be an MAI-designated appraiser with at least five (5) years' experience in appraising commercial real property rental values in the City and County of San Francisco.

               d. Single Appraiser. Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market value rent, in which


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event the determination of the appraiser shall be conclusively deemed the fair market value rent. Landlord and Tenant shall share equally the fees and expenses of said joint appraiser.

               e. Extension Rent. Extension Rent, as used in this Section 3, shall mean only the Annual Base Rent for the Option Period, exclusive of any Additional Rent, as defined in Section 5, below. In no event shall the Extension Rent be less than the amount of Annual Base Rent charged during the last year of the Initial Term.

               f. No Commissions. In no event shall Landlord pay, or become liable to pay, any commissions or other compensation to Tenant's real estate brokers involved in Tenant's exercise of its option to extend the term pursuant to this Section.

        4. Base Rent.

               a. Annual Base Rent. Tenant agrees to pay to Landlord as Annual Base Rent for the Premises the amount set forth in the Basic Lease Information. Payment of the Annual Base Rent shall be made in monthly installments, each in the amount of the Monthly Base Rent (as defined in the Basic Lease Information), payable in advance on the first day of each calendar month during the Term. If the Commencement Date is a day other than the first day of a calendar month, then the rental due hereunder for the first month of the Term shall be prorated in the proportion that the number of days this Lease is in effect during said month bears to the number of days in said month. All rental shall be paid to Landlord without deduction or offset, in lawful money of the United States of America, at Landlord's Address, or to such other person or persons or at such other places as Landlord may from time to time designate by written notice to Tenant.

               b. Late Payment. Tenant hereby acknowledges that late payment of Annual Base Rent or Additional Rent, as defined in Section 5, below, after the expiration of seven (7) calendar days after the due date thereof (the "Grace Period") shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is difficult to ascertain. Said costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by any holder of a deed of trust on the Building. Accordingly, if any installment of Annual Base Rent or Additional Rent due from Tenant shall not be received by Landlord prior to the expiration of the Grace Period, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. Landlord and Tenant agree that said late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of said late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available at law and/or under this Lease.

               c. Interest. Rent not paid when due shall bear interest from the date due until paid at the rate of ten percent (10%) per annum.

               d. Rent Abatement. Base Rent shall be abated for the last three
(3) months of the Initial Term.


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
        5. Additional Rent.

               a. Direct Expenses. For purposes of this Lease, the following terms shall have the meanings described below:

                      (1) "Base Year" shall mean the calendar year 1994;

                      (2) "Excess Taxes" with respect to any tax year shall mean the amount, if any, by which Real Estate Taxes for such Tax year exceed the Real Estate Taxes for the Base Year;

                      (3) "Excess Expenses" with respect to any Expense Year shall mean the amount, if any, by which the Expenses for such Expense Year exceed the Expenses for the Base Year;

                      (4) "Tax Year" or "Expense Year" shall mean each twelve
(12) consecutive month period during the Term, commencing on the Commencement Date. Landlord, upon notice to Tenant, may change the Tax Year or Expense Year from time to time to any other twelve (12) consecutive month period;

                      (5) "Tenant's Share" shall mean seven and one hundreth percent (7.01%). Tenant's Share has been computed by dividing Landlord's estimate of the rentable area of the Premises by Landlord's estimate of the total rentable area within the Building and, in the event that either Landlord's estimate of the rentable area of the Premises or Landlord's estimate of the total rentable area within the Building is changed at any time, Tenant's Share will be appropriately adjusted, and, as to the Tax Year or Expense Year in which such change occurs, for purposes of this Section 5, Tenant's Share shall be determined on the basis of the number of days during such Tax Year and Expense Year at each such percentage;

                      (6) "Real Estate Taxes" shall mean all taxes, assessments and charges levied on or with respect to the Building, land and common areas or any personal property of Landlord used in the operation of the Building, or Landlord's interest in the Building or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire, or other governmental services or purported benefits to the Building, service payments in lieu of taxes, and any tax, fee, or other governmental services or purported benefits to the Building, service payments in lieu of taxes, and any tax, fee, or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part of the Building, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district, or any other political or public entity, and shall also include any other tax, fee, charge or other excise however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not. now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall also include reasonable legal fees, costs, and disbursements incurred in


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
connection with proceedings to contest, determine or reduce Real Estate Taxes. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole in part, any other tax that would otherwise constitute a Real Estate Tax; and

                      (7) "Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building, based on a ninety-five percent (95%) occupied Building, including, without limitation, all sums expended in connection with the common areas of the Building ("Common Area") for all general maintenance, repairs, painting, cleaning, sweeping and janitorial services; purchase, replacement and maintenance of trash receptacles located within the Common Area; maintenance and repair of sidewalks, lavatories, washrooms, curbs and Building signs, sprinkler systems, planting and landscaping; exterior window washing, including windows on the Premises; lighting and other utilities; directional signs and other markers or bumpers; maintenance and repair of any fire protection systems, lighting systems, storm drainage systems, and any other utility system; personnel to implement such services, including, if Landlord deems necessary, the cost of security guards; garbage, trash, rubbish and waste removal; the cost to Landlord of any additional improvements made to the Common Area after commencement of the Term or made as a labor saving device or to effect other economies in the operation or maintenance of the Building; such costs to be amortized over such period as Landlord may reasonably determine; all costs with respect to repairs and maintenance of utility facilities (including pipes and conduits) serving more than one tenant's premises, unless caused by the intentional act of Landlord or the tenant within the premises wherein such repairs are required; and public liability, property damage insurance, fire and extended coverage insurance and earthquake insurance, if any, on the Premises and the Building.

               b. Exclusions. Notwithstanding anything stated herein, the actual costs for which Tenant is obligated to pay its pro rata share under this Section 5 shall specifically exclude the following expenses: (i) depreciation on the Building, (ii) costs of tenants' improvements, (iii) real estate brokers' commissions, (iv) specific costs that are incurred for the benefit of, or are separately billed to and paid by, specific tenants, (v) repairs or maintenance costs paid by proceeds of insurance or by third parties, and (vi) net income, franchise, capital stock, estate or inheritance taxes.

               c. Additional Rent.

                      (1) Tenant agrees to pay to Landlord as rent in addition to the Annual Base Rent ("Additional Rent") Tenant's Share of Excess Taxes and Excess Expenses for each Tax Year or Expense Year either (i) within thirty (30) days after Landlord delivers Tenant a statement setting forth Tenant's Share of Excess Taxes due for the previous Tax Year and Excess Expenses due for the previous Year ("Landlord's Tax and Expense Statement") or (ii) if Landlord elects, 1/12th of Tenant's Share of Excess Taxes and Expenses for each Tax Year and Expense Year on or before the first day of each month during the Tax Year or Expense Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant. Landlord shall have the


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right initially to determine monthly estimates and to revise such estimates from time to time. If the actual Excess Taxes or Excess Expenses exceed the estimated Excess Taxes or Excess Expenses paid by the Tenant for such Tax Year or Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Excess Taxes and Excess Expenses within thirty (30) days after the receipt of Landlord's Tax and Expense Statement, and if the total amount paid by Tenant for any such Tax Year or Expense Year exceeds the actual Excess Taxes or Excess Expenses for such Tax Year or Expense Year, such Excess shall be credited against the next installment of Excess Taxes and Excess Expenses due from Tenant to Landlord.

                      (2) If Tenant wishes to dispute the determination of the Excess Expenses, Tenant shall give Landlord written notice of dispute within thirty (30) days after receipt from Landlord of Landlord's Tax and Expense Statement. If Tenant does not give Landlord a notice of dispute within such time, Tenant shall have waived its right to dispute such determination or calculation. Promptly after the giving of such written notice, Landlord shall meet with Tenant in an attempt to reconcile any outstanding disputes. If such efforts do not succeed, Landlord shall cause to be made a complete audit of Landlord's records relating to the matter in dispute by a firm of independent certified accountants to be selected by Landlord, the costs of such audit to be borne by Tenant. If such audit reveals that the amount previously determined by Landlord was incorrect, a correction shall be made and either Landlord shall promptly return to Tenant any overpayment or Tenant shall promptly pay any underpayment to Landlord. Notwithstanding the pendency of any dispute hereunder, Tenant shall make payments based upon Landlord's determination or calculation until such determination or calculation has been established hereunder to be incorrect.

               d. Personal Property Taxes. Tenant hereby agrees to pay all taxes which may be levied with respect to Tenant's personal property located in the Premises including, without limitation, the portion of the improvements to the Premises, if any, the cost which was borne by Tenant, and any furniture, office equipment and other furnishings. Tenant agrees to use its best efforts to cause such personal property to be taxed or assessed separately from the Premises and not as a lien thereon.

        6. Right of First Refusal.

               a. Landlord shall notify Tenant in writing upon receipt of any serious, good faith offer from a third party for rental of all or portion of the eleventh (11th) floor of the Building (the "Expansion Premises"). Said notice shall contain the third party's proposed rental rate and all other proposed terms, as well as Landlord's asking rental rate and all other asking terms. Tenant shall then have seven (7) calendar days after receipt of said notice to notify Landlord in writing of Tenant's intention to lease the Expansion Premises on Landlord's asking terms. If Tenant notifies Landlord that it does not exercise its right of first refusal hereunder, or fails to notify Landlord within said seven (7) day period, Landlord shall be free to lease the Expansion Premises to the third party on terms no less favorable to Landlord than those asked by Landlord and set forth in Landlord's notice to Tenant.


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
               b. In the event that Tenant exercises its right of first refusal with respect to the Expansion Premises, Tenant and Landlord shall, as a condition to the effectiveness of said exercise, execute a new lease agreement with respect to the Expansion Premises, in form and substance similar to this Lease, except for the terms and conditions required by this Section. Upon execution and delivery of said new lease agreement, Landlord and Tenant shall fully discharge and release each other from their respective obligations under this Lease.

               7. Security Deposit. Upon execution of this Lease, Tenant shall
(i) pay Landlord an amount equal to Monthly Base Rent for the first (1st) month of the Term, and (ii) deposit with Landlord the sum specified in the Basic Lease Information (the "Security Deposit") . The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of Tenant's obligations under this Lease. If Tenant fails to pay Rent, or a portion thereof, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent in default, for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses, applies or retains all or any portion of the Security Deposit, Tenant shall, within ten (10) days after demand therefor, deliver to Landlord an amount sufficient to restore the Security Deposit to the full amount set forth in the Basic Lease Information, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall be free to commingle the Security Deposit with funds held in Landlord's own accounts, including accounts in which Landlord keeps other security deposits. If Tenant performs all of its obligations under this Lease, the Security Deposit, or so much thereof as has not been used, applied or retained by Landlord in accordance with this Section, shall be returned to Tenant, within thirty (30) days after the expiration of the Term, and subject to Tenant relinquishing possession of the Premises, without payment of interest or other increment for its use. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit. In the event the Building is sold or otherwise transferred, credit for the Security Deposit shall be transferred by Landlord to the new owner.

        8. Tenant's Improvements. Prior to the Commencement Date, Landlord shall install for Tenant's use the improvements to the premises described in Exhibit B to this Lease (the "Tenant's Improvements"). All of the Tenant's Improvements shall be the property of Landlord upon installation and shall not be removed or altered by Tenant, except with the prior written consent of Landlord, and Landlord shall have the right to depreciate and claim deductions against income with respect to the Tenant's Improvements. Upon expiration or earlier termination of this Lease, Landlord shall be free to elect whether to retain the Tenant's Improvement or demolish and remove the same, in whole or in part, at Tenant's sole cost and expense.

        9. Use and Compliance with Laws. Use of the Premises shall be on the following terms:

               a. Use. Tenant shall use or permit the Premises to be used only for general office purposes consistent with any covenants, conditions and restrictions affecting the Building or the land on which the Building is located, and shall not use or permit the use of the Premises


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
for any other purposes without obtaining the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion. Tenant shall not use or permit the Premises to be used in any manner that may result in waste or subject the Premises to any use which would damage the Premises or raise the cost of or violate any insurance coverage maintained at the Building or create a nuisance. Tenant shall maintain the Premises free of any objectionable noise, odors or disturbances. Without limiting the generality of the foregoing, Tenant shall dispose of waste as follows:

                      (1) Tenant shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove the same from the Premises. Tenant shall keep all containers or other equipment used for the storage or disposal of such matter in a clean and sanitary condition.

                      (2) Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system for the disposal of anything except sanitary sewage. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

                      (3) Tenant shall properly dispose of all other waste or other matter stored1 used or located on the Premises in accordance with the terms set forth in subsection b., below.

               b. Compliance with Laws. Notwithstanding any other provision in this Lease to the contrary, Tenant, at its sole cost and expense, shall comply with all laws, statutes, ordinances, regulations, rules, court orders and other governmental requirements, including all environmental laws and regulations, whether in effect at the Commencement Date or thereafter, in performing or observing its obligations under this Lease. Tenant shall not use or permit the use of the Premises for any purpose or in any manner that may constitute a violation of the laws of the United States or the laws, ordinances, regulations or requirements of any governmental entity having authority in the jurisdiction where the Premises are located. For purposes of this Lease, the phrase "environmental laws and regulations," or any such similar phrase or term shall be interpreted in the broadest possible sense, to include any and all laws, regulations, ordinances and orders enacted, adopted or issued for the protection of the environment or the public, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Porter-Cologne Water Quality Act, the Clean Air Act, the Clean Water Act, the Hazardous Substance Account Act, the Underground Storage Tank Act, the Underground Storage Tank Cleanup Act, the Toxic Pits Cleanup Act, the Safe Drinking Water and Toxic Enforcement Act (also known as Proposition 65), and the Resource, Conservation and Recovery Act (each as amended or as may be amended in the future). In particular, Tenant shall comply with all laws relating to storage, use and disposal of toxic materials and hazardous or toxic matter, including toxic matter described in Title 22 of the California Code of Regulations ("Toxic Materials"). The provisions of this subsection shall not supersede, but shall be in addition to, any other provisions of this Lease which impose a higher standard of care or duty on Tenant.

               c. Indemnity. Tenant shall defend, indemnify and hold Landlord and its agents harmless from any loss, claim, liability, response cost or expense, including attorneys' fees and costs (including fees and costs on appeal), arising out of or in connection with Tenant's failure to observe or comply with the provisions of this Section 10. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs (including fees and costs on appeal) , arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature and wherever located to their condition prior to the placing or arrival of any Toxic Materials on the Premises or use thereof by Tenant. Tenant's obligations hereunder shall survive the expiration or earlier termination of this Lease.

               d. Toxic Materials. If Tenant does, or intends to, use or transport any Toxic Materials in any area in or around the Premises or the Building, Tenant shall give immediate written notice thereof to Landlord, and Landlord shall have the right to purchase, or require Tenant to purchase, insurance with coverage of no less than Two Million Dollars ($2,000,000.00) to insure that any contaminated, polluted or radioactive matter be removed from the Premises or the Building and that the Premises and the Building are restored to a clean, neat, attractive, healthy and sanitary condition. If Landlord elects to purchase said insurance, the cost of the premium therefor shall be paid in full, as Additional Rent, by Tenant within five (5) days after presentation of an invoice from Landlord. If Landlord elects to require Tenant to purchase said insurance, Tenant shall provide satisfactory evidence of such coverage to Landlord and shall name Landlord as an additional insured on said policy. In the event that said insurance is unavailable, Tenant shall refrain from using or transporting any Toxic Material in any area in or around the Premises or the Building.

               e. Material Default. Any default by Tenant under this Section 10 shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease or available at law.

               f. Signs. Other than Tenant's name in the Building's lobby directory, Tenant shall not install any sign in the Building without the prior written approval of Landlord, which approval may be withheld in Landlord's absolute discretion.

               g. Overloading. Tenant shall not place a load upon the floor of the Premises which exceeds the lesser of (i) the load per square foot which such floor is designed to carry, or (ii) the load per square foot which is then allowed by law. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises if such use or operation will in any manner injure, vibrate, or shake the Premises.

        10. Maintenance and Repair.

               a. Tenant's Obligations. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, reasonable wear and tear excepted. Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as when received, except for ordinary wear and tear and the addition of Tenant's Improvements. Landlord shall have no obligation to alter, remodel, improve, repair, maintain, decorate, or paint the Premises, or any part thereof, and Tenant acknowledges that Landlord has made no representations to Tenant respecting the condition of the Premises, except as specifically set forth in this Lease.

               b. Landlord's Obligations. Notwithstanding anything in subsection
a. to the contrary, Landlord shall repair and maintain in good condition the structural portions of the Building, including the basic plumbing, the heating, air conditioning and ventilation system, and the electrical system, unless the need for maintenance or repair of such systems is rendered necessary by the act, neglect, fault or omission of Tenant, its agents, employees or invitees, in which case Tenant shall pay to Landlord, as Additional Rent, the cost of such maintenance or repair. There shall be no abatement of Rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under Section 1942 of the California Civil Code or under any law, statute or ordinance now or hereafter in effect.

        11. Alterations.

               a. Landlord's Consent. Tenant shall make no alterations, decorations, additions or improvements, including changes to the electrical system or wiring in the Premises (collectively, "Alterations") , in or to the Premises without Landlord's prior written consent (which consent shall not be unreasonably withheld); provided, however, that Tenant shall be allowed to install a lock on the interior stairwell door linking the Premises to the ninth and eleventh floors of the Building (and shall deliver a key to said door to Landlord) . Tenant agrees that there shall be no construction, partitions or other obstructions that might interfere with Landlord's free and safe access to mechanical installations or service facilities of the Building, or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. Tenant covenants and agrees that all work done by Tenant shall be performed in compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction thereof.

               b. Notice. Before commencing any Alterations work, Tenant shall give Landlord ten (10) days' written notice of the proposed Alterations and shall secure, at its sole cost and expense, a completion and lien indemnity bond satisfactory to Landlord for such work. Landlord shall have ten (10) days after receipt of said notice to approve or disapprove the proposed Alterations. Any and all Alterations shall, unless Landlord elects otherwise, become the property of Landlord and shall remain upon, and be surrendered with, the Premises upon expiration or earlier termination of this Lease. Landlord may, by written notice to Tenant given at least sixty (60) days prior to the end of the Initial Term, require Tenant to remove at Tenant's sole cost and expense all Alterations and repair any damage resulting from such removal, provided that Landlord has so stipulated at the time it approved said Alterations. Notwithstanding anything in the foregoing to the contrary, Tenant may remove its fixtures, provided that Tenant repairs any damage caused by such removal and that such removal and repair is completed prior to the expiration or earlier termination of the Term.

        12. Utilities and Services. Landlord agrees to furnish or cause to be furnished to the Premises during reasonable hours of generally recognized business days the following utilities services: (i) non-attended automatic elevator facilities, (ii) heating, ventilation and air conditioning at such times and in such amount as Landlord may decide in its sole discretion, (iii) electric current as required for normal office usage, (iv) water for drinking and lavatory purposes, (v) janitorial services for the Premises, and (vi) lobby attendant services during the Building's recognized business hours, as set out in the Building's Rules and Regulations and as modified by Landlord from time to time in its sole discretion. Tenant shall pay directly to the billing entity for any utilities separately metered to the Premises, and shall pay Landlord as Additional Rent for any utilities billed to Landlord and used by Tenant in excess of normal usage. Tenant further agrees to conduct its business in the Building in such manner as not to overload the Building's electrical system or cause any interruption in service. Landlord shall not be liable for, and Tenant shall not be entitled to any reduction or abatement of Rent by reason of, Landlord's failure to furnish any of the foregoing utilities when such failure is due to the utility entity's failure to provide said services, or when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium, other governmental action or inaction, or any act of God.

        13. Insurance and Indemnity.

               a. Casualty Insurance. During the Term of this Lease, Tenant shall, at Tenant's sole cost and expense, obtain and keep in full force and effect "all risk" property, fire, and extended coverage insurance, with such coverage as Landlord may request, including, without limitation, coverage against earthquake, sprinkler leakage, vandalism, malicious mischief and flood. Said insurance shall be upon all property owned by Tenant and located or installed on the Premises, including furniture, fittings, installations, fixtures installed by Tenant (including Tenant's Improvements), and any other personal property, in an amount no less than one hundred percent (100%) of the full replacement value, without deduction for depreciation.

               b. Liability Insurance. During the Term of this Lease, Tenant shall, at Tenant's sole cost and expense, obtain and keep in full force and effect comprehensive general liability insurance insuring Tenant against any and all liability arising out of the lease, use, occupancy or maintenance of the Premises and Common Areas. Said insurance shall be in the amount of Two Million Dollars ($2,000,000) in the event of personal injury to any number of persons or of damage to property arising out of any one occurrence. All of such insurance ~ be primary and noncontributing with any insurance which may be carried by Landlord, shall name Landlord as an additional insured and shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord, its agents or employees, or the property of such persons by reason of the negligence of Tenant. All such insurance shall specifically insure Tenant's performance of the indemnity obligations contained in subsection e. of this Section.

               c. Standards. All policies of insurance to be obtained by Tenant shall be written in a form reasonably satisfactory to Landlord and in compliance with California law and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and Financial Rating of "X" or better, as set forth in the most current issue of Best's Insurance Guide. Prior to the Commencement Date, and thereafter within thirty (30) days prior to the expiration of each policy, Tenant shall furnish to Landlord a certificate of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant to this Lease providing that such policies shall not be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord.

               d. Subrogation. Any policy or policies of fire, extended coverage, or similar casualty insurance shall, to the extent the same may be obtained without undue expense, include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

               e. Indemnification. Tenant shall indemnify, defend and hold Landlord, the Premises and the Building harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of any injury to any person or persons or damage to any property as a result of any accident or other occurrence during the Term, occasioned in any way as a result of Tenant's or Tenant's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees use, maintenance, occupation, or operation of the Premises during the Term, and (ii) any and all legal costs and charges, including attorneys' fees, incurred in and about any such matters and the defense of any action arising out of the same or in discharging the Building or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of Tenant. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

        14. Damage and Destruction.

               a. Obligation to Repair or Rebuild. Except as otherwise provided in this Section, if the Premises are damaged or destroyed during the Term, Landlord shall diligently repair or rebuild them to substantially the condition in which they existed immediately prior to the damage or destruction; provided, however, that Landlord shall be obligated to repair or rebuild the Premises only if (i) insurance proceeds are available therefor and such proceeds are not applied by any lender against payment of an existing loan on the Building or the land on which the Building is located, and (ii) such repairs or rebuilding can be accomplished within ninety (90) days, as determined in Landlord's reasonable judgment.

               b. Abatement of Rent. Rent shall be abated in proportion to the amount of the Premises that are damaged or destroyed, during any period in which, by reason of any damage or destruction, Tenant reasonably determines that there is substantial interference with the operation of Tenant's business in the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with the earlier of (i) substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do, or (ii) expiration or earlier termination of this Lease.

               c. Impracticable to Repair or Rebuild; Termination. If the Premises or the Building are damaged or destroyed to the extent that Landlord determines that the Premises or Building cannot, with reasonable diligence, be fully repaired and restored by Landlord within one hundred and eighty (180) days after the date of the damage or destruction, Landlord and Tenant shall employ their reasonable good faith efforts to agree, within fifteen (15) days after the date of the damage o~ destruction, on whether to (i) terminate this Lease, or
(ii) maintain this Lease in full force and effect for a period of time equal to the time necessary to repair or restore the Premises or the Building plus thirty
(30) days. In the event that no agreement is reached within said fifteen (15) day period, this Lease shall automatically terminate without further notice.

               d. End of Term. Notwithstanding anything to the contrary contained in this Lease, if the Premises or the Building are partially destroyed or damaged during the last twelve (12) months of the Term, Landlord may elect to terminate this Lease as of the date such destruction or damage occurred, with no liability to Tenant, by serving on Tenant within thirty (30) days from the date such destruction or damage occurred, written notice of Landlord's election to terminate this Lease.

               e. Insurance Coverage. Notwithstanding anything contained herein to the contrary, in the event of damage to or destruction of all or any portion of the Premises or the Building which is not fully covered by insurance for the benefit of Landlord, Landlord may terminate this Lease by written notice to Tenant, given within forty-five (45) days after the date of notice to Landlord that said damage or destruction is not so covered.

               f. Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of this Section, Tenant hereby waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law to tenants.

        15. Condemnation.

               a. Complete Condemnation. If the whole of the Premises is acquired or condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or quasi-public use or purpose ("Condemned"), then this Lease shall terminate as of the date of such condemnation. Each party shall notify the other promptly of any such occurrence.

               b. Partial Condemnation. If any part of the Premises is partially Condemned, and such partial condemnation renders the Premises unusable for the business of Tenant, as reasonably determined by Landlord, or in the event that a substantial portion of the Building is Condemned, as reasonably determined by Landlord, then this Lease shall terminate as of the date of title vesting in such proceeding. If such condemnation is not sufficiently extensive to render the Premises unusable for the business of Tenant, as reasonably determined by Landlord, or, if less than a substantial portion of the Building is Condemned, then Landlord shall (to the extent the proceeds of the award are available therefrom and are not applied by any lender against payment of an existing loan on the Building or on the land on which the Building is located) promptly restore the Premises to a condition comparable to their condition immediately prior to said condemnation, less the portion thereof lost in said condemnation, and this Lease shall continue in full force and effect, except that the Annual Base Rent shall be appropriately reduced as reasonably determined by Landlord.

               c. Landlord's Award. If the Premises are wholly or partially condemned, then, subject to the provisions of subsection d., below, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any right or claim to any part thereof from Landlord or the condemning authority.

               d. Tenant's Award. Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, only such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of (i) any and all costs or loss to which Tenant might be put in removing Tenant's merchandise, fixtures, furniture and equipment to a new location and (ii) any loss of goodwill occasioned to Tenant's business.

               e. Temporary Condemnation. If the whole or any part of the Premises shall be Condemned for any temporary public or quasi-public use or purpose, this Lease shall remain in effect and Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking that is within the Term. if a temporary condemnation remains in force at the expiration or earlier termination of this Lease, Tenant shall pay to Landlord a sum equal to the reasonable cost of performing any obligations required of Tenant by this Lease with respect to the surrender of the Premises, including, without limitation, repairs and maintenance, and upon such payment Tenant shall be excused from any such obligations. If a temporary condemnation is for an established period which extends beyond the Term, this Lease shall terminate as of the date of occupancy by the condemning authority.

               f. Sale under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for purposes of this Section 16.

        16.    Assignment and Subletting.

               a. Landlord's Consent. Tenant, including any subsequent assignee or subtenant, shall not assign, mortgage, pledge or otherwise transfer this Lease, in whole or in part, nor sublet or permit occupancy by any party other than Tenant of all or any part of the Premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. No permitted assignment or subletting shall relieve Tenant of any obligation under this Lease, including Tenant's obligation to pay Rent and other monies due hereunder. Any purported assignment or subletting contrary to the provisions hereof without Landlord's prior written consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

               b. Instrument in Writing. Any assignment or subletting to which Landlord has consented shall be by an instrument in writing, in form and substance satisfactory to Landlord, and any assignee, sublessee, transferee, licensee, concessionaire or mortgagee shall agree for the benefit of Landlord to be bound by, assume and perform all the terms, covenants and conditions of this Lease.

               c. Assignment of Rent If Tenant assigns its interest in this Lease or sublets the Premises or any portion thereof, Tenant immediately, unconditionally and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent due Tenant from such assignment or subletting as permitted under this Lease, and Landlord, as assignee and attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

               d. Bonus Rental. If for any assignment or subletting Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or, in the case of a sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord, as Additional Rent hereunder, one hundred percent (100%) of the excess of each such payment of rent or other consideration received by Tenant within three (3) days after receipt.

               e. Costs and Expenses. As Additional Rent hereunder, Tenant shall pay all of Landlord's costs and expenses, including attorneys' fees, appraisal fees, and other consultants' fees incurred in connection with the review and consideration by Landlord of any proposed assignment or subletting, whether or not Landlord's consent to the assignment or subletting is ultimately given.

        17. Events of Default; Landlord's Remedies.

               a. Events of Default. The occurrence of any of the following shall constitute a material default by Tenant under this Lease:

                      (1) Failure to pay Rent when due, if the failure continues for a period of seven (7) calendar days.

                      (2) Vacation or abandonment of the Premises.

                      (3) Default in the performance of any of Tenant's covenants, agreements or obligations hereunder (other than default in the payment of Rent) , if the default continues for a period of thirty (30) calendar days after written notice thereof from Landlord.

                      (4) A general assignment by Tenant for the benefit of creditors.

                      (5) The filing of a voluntary petition by Tenant, or the filing of an involuntary petition by any of Tenant's creditors, seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors

                      (6) The appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or of this leasehold.

                      (7) Tenant becoming insolvent or unable to pay its debts, or failing generally to pay its debts as they become due; or any court entering a decree or order directing the winding up or dissolution of Tenant or the liquidation of substantially all of its assets; or Tenant taking any action toward the dissolution or winding up of its affairs or the cessation or suspension of its use of the Premises.

                      (8) Attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold.

                      (9) Failure to comply with the provisions of Section 9 of this Lease.

        b. Landlord's Remedies. In the event of Tenant's default under this Lease, Landlord shall have the remedies set forth below with respect to said default. Landlord's remedies shall be cumulative and in addition to any other remedy permitted by law, and the failure by Landlord to insist upon the strict performance of any term hereof or to exercise any right or remedy hereunder shall not constitute a waiver of such right or remedy.

                      (1) If Tenant vacates or abandons the Premises, this Lease shall continue in effect unless terminated by Landlord and Landlord shall have all the rights and remedies of a landlord provided by Section 1951.4 of the California Civil Code.

                      (2) Following the occurrence of any default, Landlord shall have the right, so long as the default continues, to terminate this Lease by written notice to Tenant.

                      (3) Following termination under clause (2), above, without prejudice to any other remedies Landlord may have by reason of Tenant's default, Landlord may (a) re-enter the Premises upon surrender by Tenant or remove Tenant and any person occupying the Premises, (b) repossess and enjoy the Premises or relet the same on such terms and conditions as Landlord, in its sole discretion, may determine, and (c) remove all personal property from the Premises.

                      (4) Following termination under clause (2), above, Landlord shall have all the rights and remedies of a landlord under Section 1951.2 of the California Civil Code.

        c. Additional Remedies. In addition to the foregoing remedies, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises without terminating this Lease, and to incur expenses on behalf of Tenant in seeking a subtenant or assignee, including, without limitation, broker's commissions and attorneys' fees.

        18. Landlord's Right of Entry. Landlord, its agents and employees, shall have the right to enter the Premises at all times in case of emergency, and at reasonable times upon 24 hours notice for any other purpose, including, without limitation, the following: (i) to determine whether Tenant is in compliance with its obligations under this Lease, (ii) to do any necessary maintenance and to repair or restore the Premises or other portions of the Building, (iii) to post or serve any notices required or permitted by this Lease, (iv) to post "for sale" signs at any time during the Term, and to post "for lease" signs at any time during the last year of the Term, and (v) to show the Premises to prospective buyers, tenants, brokers, or persons interested in an exchange, at any time during the Term. Landlord agrees to exercise its right of entry in such manner as to minimize any inconvenience to Tenant or interference with Tenant's business. Notwithstanding the foregoing, Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry on the Premises in accordance with this Section.

        19. Subordination: Estoppel.

               a. Subordination. This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the Building, other improvements, and the land on which the Building is located. Such subordination is effective without any further act of Tenant. Tenant shall, from time to time upon Landlord's request, execute and deliver within ten (10) days after Landlord's request any documents or instruments that may be required by a lender to effect such subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

               b. Estoppel Certificate. Within ten (10) days after request by Landlord, or if on any sale, assignment or hypothecation by Landlord of Landlord's interest in the Building, the land on which the Building is located, or any portion thereof, an estoppel certificate shall be required, Tenant shall deliver, substantially in the form attached hereto as Exhibit C, or in such other form as may be reasonably requested by prospective lenders or purchasers, an estoppel certificate to any proposed mortgagee, purchaser, sublessee or assignee and to the Landlord. Failure to deliver said certificate in time shall constitute a material default under this Lease giving Landlord the option to terminate this Lease in accordance with Section 18b(2) hereof. Further, failure to deliver the certificate in time shall be conclusive upon the non-requesting party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance and the non-requesting party has no right of offset, counterclaim or deduction against Rent hereunder, and (iii) no more than one period's Monthly Base Rent has been paid in advance.

        20. Sale of Landlord's Interest. In the event of any sale or transfer by Landlord of the Premises or the Building, and assignment of this Lease by Landlord, Landlord shall be and is hereby relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or transfer, provided the purchaser or transferee shall assume expressly all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord may transfer the same to Landlord's successor and, upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

               a. The prevailing party in any dispute with respect to the meaning or enforceability of this Lease, or the enforcement of any provisions hereof, whether or not said dispute results in litigation or arbitration, shall recover from the other party all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees.

               b. Without limiting the generality of the foregoing, any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in enforcing any judgment or arbitration award shall be recoverable by the prevailing party as a separate item of recovery. This subsection b. is intended to be severable from the other provisions of this Lease and shall survive any judgment or arbitration award and shall not be deemed to be merged into the judgment or award.

        26. Notices. Any notice required or contemplated by this Lease shall be delivered either by (i) personal delivery, (ii) postage prepaid receipt requested certified mail, or (iii) telecopy or other facsimile transmission, addressed at the address set forth below, or at such other address as the intended recipient previously shall have designated by written notice to the other party:

               If to Landlord, to:

                      Maria Chen
                      c/o Antonio Valla, Esq.
                      Gilliss & Valla
                      685 Market Street, Suite 590
                      San Francisco, California  94105
                      Telecopier No.: (415) 995-9730

               If to Tenant, to:

                      CRL Network Services, Inc.
                      Attn.: James Couch
                      One Kearny Street, Fifth Floor
                      San Francisco, California 94108
                      Telecopier No.: (415) 392-9000

Notice by certified mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent, and, in the absence of such record of delivery, the effective date shall be presumed to have been the fifth (5th) day after notice was deposited in the mail. All notices personally delivered or sent by telecopier shall be deemed to have been received by the addressee on the date of personal delivery or on the date sent, respectively. Notices not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to which it was given.

        27. Successors Bound. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and legal representatives and their respective assigns, subject to the provisions hereof. Nothing herein contained shall be deemed in any manner to give a right of assignment to Tenant without the prior written consent of Landlord.

        28. Recording. This Lease shall not be recorded by either Landlord or Tenant, provided, however, that upon obtaining the prior written consent of the other party, either party may record a memorandum of lease.

        29. Authority. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby warrants and represents that he or she is duly authorized to execute this Lease on behalf of said corporation or partnership and, upon execution of this Lease, will deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation or certified copy of the partnership agreement of said partnership authorizing execution of this Lease and identifying the officers or partners who are authorized to execute this Lease on behalf of Tenant.

        30. Rules and Regulations. Tenant shall obey all rules and regulations set forth in Exhibit D hereto and incorporated herein by reference and all other rules and regulations governing the use of the Premises as such may from time to time be issued or amended by Landlord. Landlord shall not be liable for any violation by other tenants of any such rules or regulations.

        31. Acts of Other Tenants. Landlord shall not be liable to Tenant, or any person claiming under Tenant, for any injury or damage arising out of any act or omission of any other tenant of the Building.

        32. Time of Essence. Time is of the essence of every provision of this Lease.

        33. Severability. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        34. Entire Agreement. This Lease sets forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises, Building and the land on which the Building is located, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between Landlord and Tenant, other than as set forth herein. No subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by both Landlord and Tenant.

        35. Broker Participation. Landlord and Tenant warrant that each has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease and Landlord and Tenant know of no real estate broker or agent who is entitled to any commission in connection with this Lease. Landlord and Tenant ("Indemnitor") each agrees to indemnify and old the other harmless from and against all liability, claims, demands, damages, or costs of any kind arising from or connected with any broker's fee, commission or charge claimed to be due through Indemnitor's actions.

               36. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto duly executed this Lease as of the date first written above.

LANDLORD:

/s/ Maria Chen
-----------------------------------
Maria Chen

Date: December 5, 1995


TENANT:

CRL NETWORK SERVICES, INC.
a California corporation

By:  /s/ James Couch
-----------------------------------
James Couch, President

Date: December 5, 1995

                                    EXHIBIT A

                           Description of the Premises

        [graphic]

                                    EXHIBIT B

                      Description of Tenant's Improvements

1. Landlord shall install a lock or other locking mechanism securing the front door of the Premises. A temporary lock will be installed by December 11, 1995.

2. Landlord shall repair and deliver in operational condition the refrigerator presently in the Premises.

                                    EXHIBIT C

                     Form of Estoppel Certificate by Tenant

        The undersigned, CRL Network Services, Inc., a California corporation is the Tenant of all of those certain premises (the "Premises") described in Exhibit A attached hereto and made a part hereof, and hereby certifies to _______________, or its assignee or nominee ("Requesting Party"), the following:

        1. That there is presently in full force and effect a lease dated as of ______________, with Maria Chen ("Landlord") an executed copy of which is attached hereto as Exhibit B (the "Lease") covering the Premises.

        2. That the undersigned entered into occupancy of the Premises on or about ______________.

        3. That the Commencement Date under the Lease was _________________ the Termination Date of the Lease is ________________________ and the undersigned commenced paying rent on ______________________.

        4. That the undersigned has no option to acquire a fee interest in the Premises or to renew or extend the term of the Lease except:

        5. That the Lease has not been modified, assigned, supplemented or amended except by: ___________________________

        6. That no advance rent or other advance payment under said Lease has been made by the undersigned, except: ______________________.

        7. That the present minimum monthly rent that the undersigned is paying under the Lease is $____________________

        8. That the undersigned is the sole tenant of the Premises and is responsible for __% of all operating expenses, taxes, maintenance costs and insurance costs for the building in which the Premises are located.

        9. That the address for notice to Tenant under the terms of the Lease is
_____________________.

        10. That the security deposit held by Landlord under the terms of the Lease is $___________ and Landlord holds no other deposit from Tenant for security or otherwise.

        11. That the Lease, modified as set forth in Section 5, above, represents the entire agreement between Landlord and the undersigned with respect to the Premises.

        12. That the undersigned has accepted possession of the Premises and that any improvements required to be made by Landlord to the Premises by the terms of the Lease and all other conditions of the Lease to be satisfied by Landlord have been completed or satisfied to the satisfaction of the undersigned.

        13. That the undersigned has no right or claim of deduction, charge, lien or offset against Landlord under the Lease or otherwise against the rents or other charges due or to become due pursuant to the terms of the Lease.

        14. That Landlord is not in default or breach of the Lease, nor has Landlord committed an act or tailed to act in such a manner which, with the passage of time or notice or both, would result in a default or breach of the Lease by Landlord.

        15. That the undersigned is not in default or breach of the Lease, nor has the undersigned committed an act or failed to act in such a manner which, with the passage of time or notice or both, would result in a default or breach of the Lease by the undersigned.

        16. The undersigned hereby acknowledges that Requesting Party intends to purchase [provide financing for] the Building, that [Landlord will assign its interest in the Lease to Requesting Party], and that Requesting Party is relying upon the representations made herein in making such purchase [extending financing secured by the Building]

        17. This certificate shall be binding upon and inure to the benefit of the undersigned and Requesting Party, and their respective successors and assigns.

Dated:
      --------------

                                             -----------------------------------

                                             -----------------------------------

                                    EXHIBIT D

                              RULES AND REGULATIONS
                                       FOR
                                ONE KEARNY STREET
                            SAN FRANCISCO, CALIFORNIA
                    ATTACHED TO AND MADE A PART OF THIS LEASE

        1. Except as provided or required by Landlord in accordance with building standards, and except as otherwise provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by any Tenant on or to any part of the Building or exterior of the premises leased to such Tenant or to the door or doors thereof without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord, which approval shall not be unreasonably withheld.

        2. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering, if any, and shall in no way be visible from the exterior of the Building.

        3. Each Tenant shall maintain the portions of its premises which are visible from the outside of the Building or from hallways or other public areas of the Building, in a neat. clean and orderly condition.

        4. The bulletin board or directory of the Building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereof at reasonable rates applicable to all Tenants.

        5. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the Building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and/or its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the Building unless expressly so authorized by Landlord.

        6. Upon receipt of a refundable deposit from each Tenant, Landlord will furnish each Tenant with a key to an entry door to the Building and a key to each door lock in the premises leased to the Tenant. Landlord may make a reasonable charge for any additional keys requested by Tenant. No Tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Each Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which have been furnished to Tenant, at which time Landlord shall return the refundable deposit to the Tenant.

        7. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, caused such expense.

        8. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster of or in any way deface the Building or any premises leased to Tenants, except that within their respective premises Tenants may affix to non-supporting partitions pictures, paintings and other similar solely decorative items.

        9. Furniture, freight or equipment of every kind shall be moved into or out of the Building only at such times and in such manner as Landlord shall designate and upon prior written consent of Landlord. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the Building or premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired a; the expense of such Tenant.

        10. No Tenant shall place any items whatsoever on the roof or balcony areas, or in any other common areas, of the Building without the prior written consent of Landlord.

        11. No Tenant shall employ any person or persons, other than the janitor provided by Landlord, for the purpose of cleaning the premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons shall be permitted to enter the Building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness of the premises leased to Tenant or the Building. Landlord shall not be responsible to any Tenant for loss of property on the premises or in the Building, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service shall include ordinary dusting and cleaning and shall not include beating of carpets or rugs, moving of furniture or other special services. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

        12. No Tenant shall (i) sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building, (ii) use or keep or permit to be used or kept any foul or noxious gas or substance, (iii) permit or suffer the premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations, (iv) interfere in any way with other Tenants or persons having business in the Building, or (v) bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters. If its premises become infested with vermin as a result of the use or any misuse or neglect of the premises by Tenant, its agents, contractors, employees, subtenants, licensees, invitees or visitors, Tenant shall at its sole cost and expense promptly cause the same to be exterminated from time to time to Landlord's satisfaction, and Tenant shall employ such licensed exterminator as shall be approved in writing by Landlord.

        13. No Tenant shall tamper with or attempt to adjust the temperature control thermostats, other than in its premises. Landlord shall adjust such thermostats as required to maintain heat and air-conditioning at the Building standard temperature, to be determined by Landlord.

        14. Heating, ventilation and air-conditioning service for the Building will be provided by Landlord during the hours of 8:00 a.m. to 5:00 p.m., of Monday through Friday, however, no such service shall be provided on generally recognized holidays. All requests for air-conditioning or heating during hours when such services are not normally furnished by Landlord must be submitted in writing to the Building Management office by 2:00 p.m. on the preceding day for weekday service, by 2:00 p.m. on the preceding Thursday for weekend service, and by 9:00 a.m. on the preceding business day for holiday service.

        15. No cooking shall be done or permitted by Tenants in their respective premises, without the prior written consent of Landlord, nor shall premises occupied by Tenants be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes.

        16. No Tenant shall use or keep in the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air-conditioning other than such as be supplied by Landlord.

        17. No boring or cutting for telephone, telegraph or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguishers and all other office equipment affixed to premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone, telegraph and electricity distribution equipment.

        18. No Tenant shall affix any floor covering in any manner except as approved by Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

        19. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the Building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

        20. In case of invasion, mob, riot, public excitement or other commotion and at such other times as Landlord reasonably deems necessary for the safety and protection of the Building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the Building by all persons by any means Landlord deems appropriate.

        21. Each Tenant shall see that the exterior doors of its premises are closed and securely locked on Sundays and legal holidays, and closed and securely locked not later than 7:00 p.m. of each other day. On multiple tenancy floors, if any, all Tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress. Each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the Building.

        22. Landlord may exclude or expel from the Building any person who in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

        23. The requirements of Tenants will be attended to only upon application by telephone or in person to Landlord. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any premises in the Building.

        24. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the Building without the written permission of the Landlord. No Tenant shall obtain for use in the premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

        25. Landlord, without notice and without liability to any Tenant, at any time may change the name and/or the street address of the Building.

        26. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, tickets or any other goods or merchandise to the general public in or on the premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on the business of stenography, typewriting or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Tenant's lease.

        27. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

        28. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any other kind shall be brought by any Tenant into the Building or kept in or about its premises.

        29. Each Tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as Landlord shall designate.

        30. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in or about the Building are prohibited, and each Tenant shall cooperate to prevent the same.

        31. While in the Building, Tenant's contractors shall be subject to and under the control and direction of the manager of the Building or the Building Engineer (but not as an agent or employee of Landlord or said manager or said engineer). Tenant and Tenant's contractors shall employ labor that is harmonious and compatible with other labor working in the Building.

        32. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing such Rules and Regulations against any or all Tenants of the Building.

        33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

        34. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

        35. The word "Building" as used in these rules and regulations means the Building containing the premises leased pursuant to the Lease to which these Rules and Regulations are attached.

        [graphic of check]

To:     CRL
FR:     Maria Fang
RE:     March Rent Adjustment

As per our agreement for adjustments of February's rental period. I have calculated that the difference for the first five days rent amounts to $530.70 (see below for calculations). Since rent for February has already been paid, therefore, your adjusted rent for March will be $4,769.30.

(based on 29 days in February)

5TH FLOOR BASE RENT                               $  2,221.88
        divided by 29 = $76.62 per day
        X 5 days =                                $    383.10

10TH FLOOR BASE RENT                              $  5,300.00
divided by 29 = $182.76 per day
X 5 days =                                        $    913.80

DIFFERENCE -- $913.80 - $383.10 = $  530.70

MARCH RENT -- $ 5,300 - $530.70 = $4,769.30

                            STORAGE RENTAL AGREEMENT

        This Storage Agreement (the "Agreement") is made and entered into as of ______________, between MARIA CHEN, an individual ("Lessor"), whose address is One Kearny Street, 11th Floor, San Francisco, California 94108, and ______________, ("Lessee") , whose address is
_____________________________________________________________

        Lessor leases to Lessee the following:

        ________       Storage Room Number(s)    _____________________
                       and/or

        ________       File Cabinet Number(s)    _____________________
                       located on the

        ________       Basement Floor
                       and/or the

        ________       Sub-Basement Floor

of the building at One Kearny Street, San Francisco, California 94108, to be used as a storage room for storing personal property (perishable, toxic, explosive and highly flammable material and goods excepted) for a period of __________ months, beginning ____________ and ending ________________.

        As rental, Lessee will pay to Lessor the amount of $________ per month payable on the first day of each month in advance, and Lessor acknowledges receipt of $______________ which represents rental to _________________ and a security deposit in the amount of $_________

        Lessee expressly agrees and covenants with Lessor that:

        1. Lessee will not use said space for unlawful purposes;

        2. Lessee will pay the rent as it becomes due. In the event that rent is not paid when due, Lessee shall be responsible for a 10% late charge, and interest at the rate of 15% per annum.

        3. Lessee will keep said space in good condition (usual wear and depreciation excepted);

        4. Lessee will not store perishable, toxic, explosive or highly flammable material or goods in said space without the written consent of Lessor;

        5. Lessee will at its expense obtain its own insurance, if any, on the property stored in the space, and Lessor shall not be responsible for damage, if any, to said property caused by fire, water or otherwise; and

        6. In additional to such liens and remedies provided by law to secure and collect rent, and cumulative therewith, Lessor is hereby given a lien upon all of Lessee's property, now or at any time hereafter stored in said space. In the event of default in the payment of rent by Lessee, Lessor is authorized to seize and take possession of said property and place Lessor's lock on the space. After due notice to Lessee as provided herein, the rent is not paid within the time specified in said notice, Lessor may sell said property at public or private sale for the payment of rent, and from the proceeds of such sale Lessor will satisfy her lien, including the reasonable cost of such sale. The balance, if any, of such proceeds shall be paid to Lessee.

        Written notice or demand for the payment of rent by Lessor to Lessee will be delivered in person or by certified letter addressed to the above-stated address. Said notice will include a statement that unless the rent is paid within the time specified, the property will be sold.

        A breach of any of the foregoing covenants and conditions by Lessee shall, at the option of Lessor, terminate this Agreement and the Agreement will become null and void.

        Executed in San Francisco, California on the 16th day of Oct. 1995.

LESSOR:                                  LESSEE:

/s/ Maria Chen                           /s/  J. Couch
-----------------------------            ---------------------------------------
Maria Chen                               By:  J. Couch
                                         Its: CRL Network Services


                                       2